UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 18, 2005
__________________________

MAXUS TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26337	82-0514605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18300 Sutter Blvd.
Morgan Hill, California 95037
(Address of principal executive offices, including zip code)

(408) 782-2005
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 18, 2005, Michele Whatmore resigned from her position as Maxus’ President and as a member of the Board of Directors of Maxus.

A copy of the press release announcing Ms. Whatmore’s resignation as President and director is attached hereto.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description

99.1	Press Release dated June 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXUS TECHNOLOGY CORPORATION

By:	/s/ Patrick Mulvey
Patrick Mulvey Chief Executive Officer

Date: June 23, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 23, 2005